As filed with the Securities and Exchange Commission on August 10, 2005.

                                                   Registration No. 333-________

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             UNIONBANCAL CORPORATION
             (Exact name of registrant as specified in its charter)

              Delaware                                    94-1234979
    ------------------------------              ----------------------------
   (State or other jurisdiction of                    (I.R.S. Employer
    incorporation or organization)                     Identification No.)

       400 California Street,
       San Francisco, California                            94104
    ------------------------------              -----------------------------
        (Address of Principal                             (Zip Code)
          Executive Offices)

             YEAR 2000 UNIONBANCAL CORPORATION MANAGEMENT STOCK PLAN
               --------------------------------------------------
                            (Full title of the plan)


       JOHN H. MCGUCKIN, JR., ESQ.                        Copy to:
Executive Vice President and General Counsel         RODNEY R. PECK, ESQ.
        UNIONBANCAL CORPORATION              Pillsbury Winthrop Shaw Pittman LLP
         400 California Street                       50 Fremont Street
        San Francisco, CA 94104                San Francisco, California 94105
            (415) 765-2969                             (415) 983-1000
    ------------------------------              ------------------------------

    (Name, address and telephone
     number, including area code,
       of agent for service)

                         CALCULATION OF REGISTRATION FEE


---------------------------------------------------------------------------------------------------------
     Title of                     Amount        Proposed Maximum         Proposed            Amount of
   Securities To                   To Be         Offering Price      Maximum Aggregate     Registration
   Be Registered                Registered          per Share         Offering Price            Fee
---------------------------------------------------------------------------------------------------------
Common Stock
par value $1.00 per share      4,000,000(1)        $70.07 (2)       $280,280,000.00 (2)   $32,988.96 (3)

---------------------------------------------------------------------------------------------------------


(1) Pursuant to Rule 416 under the Securities Act of 1933, this registration statement also covers additional securities that may be issuable pursuant to anti-dilution provisions of the Year 2000 UnionBanCal Corporation Management Stock Plan.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and Rule 457(h) on the basis of the average of the high and low prices as reported on the New York Stock Exchange on August 8, 2005.

(3)  Calculated pursuant to Rule 457(h) under the Securities Act of 1933.


                                -----------------

     The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.

---------------------------------------------------------------------------------------------------------

This Registration Statement on Form S-8 is filed by UnionBanCal Corporation (the "Registrant") for the purpose of increasing the number of securities of the same class as other securities for which a Registration Statement on Form S-8 of the Registrant relating to the same employee benefit plan is effective. This
Registration   Statement  on  Form  S-8  relates  to  4,000,000  shares  of  the
Registrant's common stock, par value $1.00 per share (the "Common Stock"), issuable pursuant to the Year 2000 UnionBanCal Corporation Management Stock Plan (the "Plan"). Pursuant to General Instruction E of Form S-8, the contents of prior Registration Statements on Form S-8 of the Registrant relating to the Plan, 333-95497, 333-103009 and Post-Effective Amendment No. 1 to 333-103009 are incorporated herein by reference.



           PART II: INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference

The following documents filed by the Registrant with the Securities and Exchange Commission are hereby incorporated by reference in this Registration Statement:

     (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2004;

     (b) The Registrant's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2005 and June 30, 2005;

     (c) The Registrant's Current Reports on Form 8-K dated July 27, 2005, May 25, 2005, April 19, 2005, April 1, 2005, March 22, 2005, March 15,
          2005 and February 23, 2005; and

     (d) The description of the Common Stock contained in the Registrant's Proxy Statement for its 2003 Annual Meeting of Shareholders (the "Proxy Statement") under the section entitled "II. PROPOSAL TO CHANGE UNIONBANCAL CORPORATION'S STATE OF INCORPORATION FROM CALIFORNIA TO DELAWARE" and the Registrant's restated certificate of incorporation and bylaws incorporated by reference as Annex B and Annex C, respectively, to the Proxy Statement; and the description of the Common Stock contained in the Registrant's Registration Statement on Form S-3 (Registration No. 333-109304) under the section entitled "DESCRIPTION OF SECURITIES--Description of Capital Stock."

In addition,  all documents  subsequently  filed by the  Registrant  pursuant to
Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment of this Registration Statement which indicates that all securities being offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 8.  Exhibits

EXHIBIT
-------
NUMBER                              EXHIBIT
------    ----------------------------------------------------------------------

4.1*      Year 2000 UnionBanCal Corporation Management Stock Plan.

5.1       Opinion regarding legality of securities to be offered.

23.1 Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

23.2      Consent of Pillsbury  Winthrop  Shaw Pittman LLP  (included in Exhibit
          5.1).

24.0 Power of Attorney (included as part of the signature page to this Registration Statement).

----------------------

* Attached as Appendix A to the Registrant's Proxy Statement for its 2005 Annual Meeting of Stockholders and incorporated by reference herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on August 10, 2005.

                                     UNIONBANCAL CORPORATION

                                     By      /s/ John H. McGuckin, Jr.
                                       ----------------------------------------
                                                 John H. McGuckin, Jr.
                                       Executive Vice President, General Counsel
                                                   and Secretary



                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John H. McGuckin, Jr., his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities indicated on August 10, 2005.



PRINCIPAL EXECUTIVE OFFICER (AND DIRECTOR)                DIRECTORS

        /s/ Takashi Morimura                        /s/ Aida M. Alvarez
-----------------------------------------  -------------------------------------
   Takashi Morimura, President, Chief                   Aida M. Alvarez
     Executive Officer and Director
                                                    /s/ David R. Andrews
                                           -------------------------------------
PRINCIPAL FINANCIAL OFFICER                             David R. Andrews

       /s/ David I. Matson                          /s/ L. Dale Crandall
-----------------------------------------  -------------------------------------
   David I. Matson, Vice Chairman and                   L. Dale Crandall
        Chief Financial Officer
                                                    /s/ Richard D. Farman
                                           -------------------------------------
PRINCIPAL ACCOUNTING OFFICER                            Richard D. Farman

       /s/ David A. Anderson                        /s/ Stanley F. Farrar
-----------------------------------------  -------------------------------------
 David A. Anderson, Senior Vice President               Stanley F. Farrar
            and Controller
                                                    /s/ Philip B. Flynn
                                           -------------------------------------
                                                        Philip B. Flynn

                                                  /s/ Michael J. Gillfillan
                                           -------------------------------------
                                                      Michael J. Gillfillan

                                                    /s/ Ronald L. Havner
                                           -------------------------------------
                                                        Ronald L. Havner


                                           -------------------------------------
                                                        Norimichi Kanari

                                                    /s/ Mary S. Metz
                                           -------------------------------------
                                                        Mary S. Metz


                                           -------------------------------------
                                                       Shigemitzu Miki

                                                  /s/ Takahiro Moriguchi
                                           -------------------------------------
                                                      Takahiro Moriguchi


                                                  /s/ J. Fernando Niebla
                                           -------------------------------------
                                                      J. Fernando Niebla


                                                    /s/ Tetsuo Shimura
                                           -------------------------------------
                                                        Tetsuo Shimura

                                INDEX TO EXHIBITS
                                -----------------


EXHIBIT
-------
NUMBER                              EXHIBIT
------    ----------------------------------------------------------------------

4.1*      Year 2000 UnionBanCal Corporation Management Stock Plan.

5.1       Opinion regarding legality of securities to be offered.

23.1 Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

23.2      Consent of Pillsbury  Winthrop  Shaw Pittman LLP  (included in Exhibit
          5.1).

24.0 Power of Attorney (included as part of the signature page to this Registration Statement).

----------------------

* Attached as Appendix A to the Registrant's Proxy Statement for its 2005 Annual Meeting of Stockholders and incorporated by reference herein.